UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: November 30, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2020

CLEARBRIDGE

LARGE CAP GROWTH ESG ETF

LRGE

Beginning in or after January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Legg Mason Funds held in your account with your financial intermediary.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation through investing in large-capitalization companies with the potential for high future earnings growth.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Large Cap Growth ESG ETF for the twelve-month reporting period ended November 30, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and the subadviser became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s manager and subadviser continue to provide uninterrupted services with respect to the Fund pursuant to new management and subadvisory agreements that were approved by Fund shareholders.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of November 30, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.5 trillion.

II	ClearBridge Large Cap Growth ESG ETF

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 31, 2020

ClearBridge Large Cap Growth ESG ETF	III

Fund overview

Q. What is the Fund’s investment strategy?

A. ClearBridge Large Cap Growth ESG ETF (the “Fund”) seeks long-term capital appreciation through investing in large-capitalization companies with the potential for high future earnings growth.

Under normal circumstances, the Fund seeks to meet its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations that meet its financial and environmental, social and governance (“ESG”) criteria.

Large-capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Growth Indexi. The size of the companies in the Russell 1000 Growth Index changes with market conditions and it’s composition. The Fund may also invest in companies that ClearBridge Investments, LLC (“ClearBridge”), the Fund’s subadviser, believes are making substantial progress toward becoming a leader in ESG policies. The Fund’s investment strategy focuses on consistent growth of capital while managing volatility.

Determination of a company’s ESG standards is based on the ClearBridge’s proprietary research approach. We will exercise judgment to determine ESG best practices based on our twenty-five year history of managing ESG investment strategies through an established proprietary process. We utilize a fundamental, bottom-up research approach that emphasizes company analysis, management and stock selection.

The ESG evaluation is integrated into a thorough assessment of investment worthiness based on financial criteria as well as ESG considerations, including innovative workplace policies, employee benefits and programs; environmental management system strength, eco-efficiency and life-cycle analysis; community involvement, strategic philanthropy and reputation management; and strong corporate governance and independence of the board. The ESG analysis is conducted by the fundamental analyst platform on a sector-specific basis, and a proprietary ESG rating is assigned to each company. We seek to invest over the long term in large-capitalization companies that are considered to be of high quality with sustainable competitive advantages as evidenced by high returns on capital, strong balance sheets, and capable management teams that allocate capital in an efficient manner.

We use fundamental analysis to identify investment candidates with these attributes, and evaluate industry dynamics, the strength of the business model and management skill. Valuation will be carefully examined using a variety of techniques that depend on the type of company being researched. Methods typically used are discounted cash flow analysis, market implied growth and returns relative to the ClearBridge’s expectations, multiple comparisons and scenario analysis. It is also ClearBridge’s intention to engage and encourage management to improve in certain ESG areas identified by ClearBridge through the sector analysts’ lead engagements. We will sell a security if the issuer no longer meets

ClearBridge Large Cap Growth ESG ETF 2020 Annual Report	1

Fund overview (cont’d)

ClearBridge’s financial or ESG criteria. In addition, we will seek to replace securities when the company’s risk/reward profile is no longer favorable due to price appreciation or if the company’s investment fundamentals have deteriorated meaningfully relative to original expectations. Securities may also be sold to permit investment in an issuer considered by the subadviser to be a more attractive alternative.

The Fund emphasizes investments in equity securities or related instruments of U.S. large-capitalization companies; however, it may invest in equity securities of foreign issuers with similar characteristics.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The U.S. equity market shrugged off a global coronavirus pandemic, COVID-19, that severely reduced economic activity for a significant portion of the reporting period, yet managed to finish with solid gains. The large-cap S&P 500 Indexii advanced 17.46% for the twelve-month reporting period ended November 30, 2020, due in large part to unprecedented levels of fiscal and monetary stimulus from the U.S. Federal Reserve Board (the “Fed”)iii and Congress, while the Russell 1000 Indexiv added 19.41% as investors gravitated to mega-cap, technology-oriented stocks that were perceived as the safest option. Growth stocks generally outperformed value stocks by historically wide margins with the Russell 1000 Growth Index (+36.40%) trouncing the Russell 1000 Value Indexv by 34.68 percentage points for the year.

On a sector basis, Consumer Discretionary (+58.66%) and Information Technology (“IT”) (+50.46%) were the best performers in the Russell 1000 Growth Index, while Communication Services (+37.16%) also outperformed. A volatile year for crude oil prices caused Energy (-14.02%) to be the worst performing sector while Industrials (+6.47%), Real Estate (+6.75%) and Financials (+7.48%) also underperformed.

Early in the period, the market rallied, driven by accommodative Fed policy and an apparent partial resolution to the U.S.-China trade dispute. The market looked forward to a robust recovery in 2020 after the U.S. economy’s stall in early 2019. High-beta tech stocks generally led the market.

The COVID-19 pandemic shocked world markets in the second half of the first quarter of 2020. The S&P 500 Index’s 30% decline in 22 trading days was the fastest drop of that magnitude in history. Cyclical stocks and companies with weak balance sheets generally led the decline. Oil prices collapsed from $61 dollars to below $0 in early April 2020. Consumer staples and large companies with strong balance sheets generally outperformed. But many groups that historically have been defensive in a recession, such as aerospace and entertainment, did not hold up well because COVID-19 threatened their profits. And large-cap technology, especially online and e-commerce, which historically suffered in recessions due to their high betas, thrived in many cases because COVID-19 bolstered their businesses.

2	ClearBridge Large Cap Growth ESG ETF 2020 Annual Report

Swift action by the Fed and enormous fiscal stimulus packages totaling more than $4 trillion helped the market to roar back. The S&P 500 Index rose 44% in the 53 trading days between March 23 and June 8, 2020. The S&P 500 Index’s second-quarter 20%+ total return was the best quarter in twenty-two years. Mega-cap technology soared, causing the highest concentration of the five largest stocks in the Russell 1000 Growth Index that the market has ever seen. The rebound continued in the third quarter. By September 2020, improving economic data flipped the market leadership away from technology towards cyclicals.

Apparent resolution of the U.S. presidential election, with Joe Biden winning the White House and a divided Congress, as well as positive COVID vaccine trials in November 2020, continued a rally in cyclical and more value-oriented names to end the reporting period.

Q. How did we respond to these changing market conditions?

A. We believe we have carefully constructed the Fund to thrive during different stages of a market cycle, diversifying across three types of growth companies – stable, cyclical and select – and that are driven more by their own execution than broad, macroeconomic forces. In addition, we believe our focus on companies that proactively integrate ESG considerations into their business models or demonstrate commitment to improve their practices may promote consistent results.

ClearBridge’s ESG mission for over 30 years has been to continually improve the integration of our ESG analysis into fundamental research and portfolio construction, as well as use engagements with companies and proxy voting to drive positive change and reduce risks. During the reporting period, greater emphasis was placed on employee and stakeholder safety, as the COVID-19 pandemic spread, as well as change in the areas of social and economic equality.

Our conversations with portfolio companies have included proactively inquiring and encouraging company managements on how they can prevent or mitigate social and economic hardships related to COVID-19. We are glad to see many public companies focusing or redirecting their expertise and capabilities into helping society get through the pandemic. Health care companies will play a pivotal role in the solution to the COVID-19 pandemic. This global crisis will require a multipronged strategy, including more testing, effective antiviral treatments, better supportive care and eventually, effective vaccines. Many of the Fund’s health care holdings are taking leading roles in these efforts, including Thermo Fisher Scientific Inc., which is among the first companies to launch commercially available COVID-19 tests to help identify patients. Other large employers in the portfolio are also taking necessary steps to care for employees. Apple Inc. offered its retail staff unlimited paid sick leave to anyone experiencing coronavirus systems, while Uber Technologies Inc. provided 14 days of sick pay for its drivers sick with the virus or needing to be isolated. Amazon.com Inc. was also quick to add 100,000 new roles so it could both continue providing its services, as more social distancing drove demand for home delivery

ClearBridge Large Cap Growth ESG ETF 2020 Annual Report	3

Fund overview (cont’d)

of essential goods and employed some workers furloughed from other pressured industries. It also increased wages in many countries.

Also, on the social front, new holding salesforce.com Inc. has been on the vanguard of companies where the CEO takes an active role in promoting ESG priorities, including social causes and instilling work/life balance on its campuses, and it has made positive strides in promoting gender diversity.

One of the secular growth trends we are now targeting is electric vehicles, not only because it fits well on an ESG basis with less use of fossil fuels, but the consumption of autos and purchasing of autos is also at a cyclical low. Global auto sales have been cyclically depressed for the last several years, so, we think that there’s a potential for cyclical uplift. We initially gained exposure to electric vehicles through the purchase of high-end components maker Aptiv PLC in March 2020 and increased our participation later in the year through a new position in NXP Semiconductors N.V., which develops analog and microcontroller chips for a wide range of communications and sensor applications across the automotive, wireless and industrial markets. NXP Semiconductors N.V. supplies the “brains” that make electronic content in vehicles function properly and should benefit from overall auto production and demand normalizing.

Climate change is another big challenge and opportunity for the companies the Fund owns. While fossil fuels will be a major energy source for years to come, global policymaker efforts to target net zero emissions will eventually cause oil and gas to give way to wind, solar and other renewable energy sources. We eliminated our exposure to fossil fuel energy with the sale of Pioneer Natural Resources Co., which maintains best-in-class ESG practices through efforts like water recycling, but is facing too many headwinds with the slump in global energy demand and weak commodity prices.

Companies owned by the Fund are taking the lead in embracing renewables. Amazon.com Inc. for instance, recently announced its Climate Pledge, which sets ambitious goals for the company and its partners to reduce their carbon footprint. Amazon.com Inc. acknowledges that many sustainability projects have a positive return on investment and that e-commerce is more environmentally friendly than traditional retail when factoring in emissions related to consumers driving to/from stores. Data center owner and operator Equinix Inc., meanwhile, is supporting the development of cloud-based data storage and workflows which are less energy-intensive than traditional on-premises computing processes.

Performance review

For the twelve months ended November 30, 2020, ClearBridge Large Cap Growth ESG ETF generated a 31.35% return on a net asset value (“NAV”)vi basis and 31.38% based on its market pricevii per share.

The performance table shows the Fund’s total return for the twelve months ended November 30, 2020 based on its NAV and market price as of November 30, 2020. The Fund’s broad-based market index, the Russell 1000 Growth Index, returned 36.40% over the same

4	ClearBridge Large Cap Growth ESG ETF 2020 Annual Report

time frame. The Lipper Large-Cap Growth Funds Category Averageviii returned 35.28% for the period. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of November 30, 2020 (unaudited)
	6 months	12 months
ClearBridge Large Cap Growth ESG ETF:
$48.84 (NAV)	23.43%	31.35	%*†
$48.89 (Market Price)	23.68%	31.38	%*‡
Russell 1000 Growth Index	25.82%	36.40%
Lipper Large-Cap Growth Funds Category Average	24.39%	35.28%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Effective July 1, 2020, market price returns are typically based upon the official closing price of the Fund’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (US). Market price performance reported for periods prior to July 1, 2020 continues to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (US). These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated March 31, 2020, as revised July 1, 2020, the gross total annual fund operating expense ratio for the Fund was 0.59%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price, which typically is based upon the official closing price of the Fund’s shares.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in eight of the ten economic sectors in which it was invested (among eleven sectors in total) during the reporting period. The greatest contributions to absolute returns came from the IT and Consumer Discretionary

ClearBridge Large Cap Growth ESG ETF 2020 Annual Report	5

Fund overview (cont’d)

sectors. In terms of individual Fund holdings, leading contributors to performance for the period included Amazon.com Inc. in the Consumer Discretionary sector, Facebook Inc. in the Communication Services sector, as well as Microsoft Corp., Apple Inc. and NVIDIA Corp. in the IT sector.

Relative to the benchmark, stock selection in the Industrials, Consumer Staples and Real Estate sectors and an underweight allocation to Consumer Staples were the primary contributors to performance.

Q. What were the leading detractors from performance?

A. On an absolute basis, the Financials and Energy sectors were detractors from performance. In terms of individual Fund holdings, the leading detractors for the reporting period were Charles Schwab Corp. and American Express Co. in the Financials sector, Walt Disney Co. in the Communication Services sector, Pioneer Natural Resources Co. in the Energy sector and Nutanix Inc. in IT sector.

Relative to the Russell 1000 Growth Index, overall stock selection and sector allocation had negative impacts on performance. In particular, stock selection in the Communication Services, IT and Financials sectors, an underweight to IT and overweights to the Industrials and Energy sectors were the primary detractors from returns for the period.

Q. Were there any significant changes to the Fund during the reporting period?

A. Significant changes to the Fund’s portfolio during the period included the initiation of new positions in Amgen Inc. in the Health Care sector, Ulta Beauty Inc. and Aptiv PLC in the Consumer Discretionary sector, Monster Beverage Corp. in the Consumer Staples sector and NXP Semiconductors N.V. in the IT sector. During the reporting period, we also closed a number of the Fund’s existing positions, the largest being Alphabet Inc. in the Communication Services sector, Johnson & Johnson in the Health Care sector, Oracle Corp. in the IT sector, Charles Schwab Corp. in the Financials sector and Linde PLC in the Materials sector.

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason.com/etf. The Fund is traded under the symbol “LRGE” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

6	ClearBridge Large Cap Growth ESG ETF 2020 Annual Report

Thank you for your investment in ClearBridge Large Cap Growth ESG ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter Bourbeau

Portfolio Manager

ClearBridge Investments, LLC

Mary Jane McQuillen

Portfolio Manager

ClearBridge Investments, LLC

Margaret Vitrano

Portfolio Manager

ClearBridge Investments, LLC

December 15, 2020

RISKS: Equity securities are subject to market and price fluctuations. Large-capitalization companies may fall out of favor with investors based on market and economic conditions. The Fund’s environmental, social and governance (“ESG”) investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform funds that are not subject to such criteria. The Fund’s ESG investment strategy may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds screened for different ESG standards. In addition, the subadviser may be unsuccessful in creating a portfolio composed of companies that exhibit positive ESG characteristics.

The Fund’s growth-oriented investment style may increase the risks of investing in the Fund. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on value stocks. Securities or other assets in the Fund’s portfolio may underperform in comparison to the general

ClearBridge Large Cap Growth ESG ETF 2020 Annual Report	7

Fund overview (cont’d)

financial markets, a particular financial market or other asset classes. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rule-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2020 were: Information Technology (40.5%), Communication Discretionary (14.4%), Health Care (13.3%), Industrials (11.9%) and Communication Services (10.6%). The Fund’s composition may differ over time.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities).

ii	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[v]

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

vi	Net Asset Value (NAV) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

vii	Market price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market price may differ from the Fund’s NAV.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 666 funds for the six-month period and 655 funds for the twelve-month period in the Fund’s Lipper category.

8	ClearBridge Large Cap Growth ESG ETF 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2020 and November 30, 2019. The composition of the Fund’s investments is subject to change at any time.

ClearBridge Large Cap Growth ESG ETF 2020 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on June 1, 2020 and held for the six months ended November 30, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
23.43%	$1,000.00	$1,234.30	0.59%	$3.30	5.00%	$1,000.00	$1,022.05	0.59%	$2.98

[1]	For the six months ended November 30, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

10	ClearBridge Large Cap Growth ESG ETF 2020 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 11/30/20	31.35%
Inception* through 11/30/20	21.66
Cumulative total returns[1]
Inception date of 5/22/17 through 11/30/20	99.62%

Market Price
Average annual total returns[2]
Twelve Months Ended 11/30/20	31.38%
Inception* through 11/30/20	21.69
Cumulative total returns[2]
Inception date of 5/22/17 through 11/30/20	99.82%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically are based upon the official closing price of the Fund’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (US). Market price performance reported for periods prior to July 1, 2020 continue to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (US). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestments of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

*	Inception date of the Fund is May 22, 2017

ClearBridge Large Cap Growth ESG ETF 2020 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

ClearBridge Large Cap Growth ESG ETF vs Russell 1000 Growth Index† — May 22, 2017 - November 30, 2020

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in ClearBridge Large Cap Growth ESG ETF on May 22, 2017 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2020. The hypothetical illustration also assumes a $10,000 investment in the Russell 1000 Growth Index (the “Index”). The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with the higher price-to book ratios and higher forecasted growth values. (A price-to book ratio is the ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 90% of the U.S market. The Index is not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deductions for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

12	ClearBridge Large Cap Growth ESG ETF 2020 Annual Report

Schedule of investments

November 30, 2020

ClearBridge Large Cap Growth ESG ETF

Security	Shares	Value
Common Stocks — 98.2%
Communication Services — 10.6%
Entertainment — 2.3%
Walt Disney Co.	19,353	$ 2,864,438
Interactive Media & Services — 5.8%
Facebook Inc., Class A Shares	26,231	7,265,200	*
Media — 2.5%
Comcast Corp., Class A Shares	62,393	3,134,624
Total Communication Services		13,264,262
Consumer Discretionary — 14.4%
Auto Components — 1.1%
Aptiv PLC	12,209	1,449,208
Internet & Direct Marketing Retail — 8.4%
Amazon.com Inc.	3,288	10,416,516	*
Specialty Retail — 4.9%
Advance Auto Parts Inc.	11,103	1,639,913
Home Depot Inc.	8,427	2,337,734
Ulta Beauty Inc.	7,583	2,088,358	*
Total Specialty Retail		6,066,005
Total Consumer Discretionary		17,931,729
Consumer Staples — 3.3%
Beverages — 1.4%
Monster Beverage Corp.	20,284	1,719,677	*
Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	6,253	2,449,738
Total Consumer Staples		4,169,415
Financials — 0.9%
Consumer Finance — 0.9%
American Express Co.	9,505	1,127,198
Health Care — 13.3%
Biotechnology — 4.2%
Alexion Pharmaceuticals Inc.	13,365	1,632,000	*
Amgen Inc.	11,491	2,551,462
BioMarin Pharmaceutical Inc.	13,042	1,026,405	*
Total Biotechnology		5,209,867
Health Care Equipment & Supplies — 1.0%
Alcon Inc.	18,846	1,210,290
Health Care Providers & Services — 4.9%
CVS Health Corp.	28,307	1,918,932
UnitedHealth Group Inc.	12,436	4,182,724
Total Health Care Providers & Services		6,101,656

See Notes to Financial Statements.

ClearBridge Large Cap Growth ESG ETF 2020 Annual Report	13

Schedule of investments (cont’d)

November 30, 2020

ClearBridge Large Cap Growth ESG ETF

Security	Shares	Value
Life Sciences Tools & Services — 3.2%
Thermo Fisher Scientific Inc.	8,691	$ 4,041,141
Total Health Care		16,562,954
Industrials — 11.9%
Air Freight & Logistics — 3.0%
United Parcel Service Inc., Class B Shares	21,818	3,732,405
Industrial Conglomerates — 2.2%
Honeywell International Inc.	13,037	2,658,505
Professional Services — 2.7%
IHS Markit Ltd.	34,183	3,399,841
Road & Rail — 2.2%
Uber Technologies Inc.	55,613	2,761,742	*
Trading Companies & Distributors — 1.8%
W.W. Grainger Inc.	5,287	2,211,552
Total Industrials		14,764,045
Information Technology — 40.5%
IT Services — 8.4%
Akamai Technologies Inc.	19,737	2,042,977	*
Fidelity National Information Services Inc.	18,170	2,696,610
Visa Inc., Class A Shares	27,010	5,681,553
Total IT Services		10,421,140
Semiconductors & Semiconductor Equipment — 9.2%
ASML Holding NV, Registered Shares	2,795	1,223,455
NVIDIA Corp.	6,297	3,375,570
NXP Semiconductors NV	8,933	1,415,166
QUALCOMM Inc.	25,830	3,801,401
Texas Instruments Inc.	10,252	1,653,135
Total Semiconductors & Semiconductor Equipment		11,468,727
Software — 17.7%
Adobe Inc.	7,623	3,647,377	*
Atlassian Corp. PLC, Class A Shares	3,471	781,148	*
Microsoft Corp.	30,611	6,552,897
Nutanix Inc., Class A Shares	29,258	801,377	*
Palo Alto Networks Inc.	7,632	2,243,197	*
salesforce.com Inc.	17,081	4,198,510	*
Splunk Inc.	11,259	2,298,863	*
VMware Inc., Class A Shares	10,934	1,529,557	*
Total Software		22,052,926
Technology Hardware, Storage & Peripherals — 5.2%
Apple Inc.	54,368	6,472,511
Total Information Technology		50,415,304

See Notes to Financial Statements.

14	ClearBridge Large Cap Growth ESG ETF 2020 Annual Report

ClearBridge Large Cap Growth ESG ETF

Security		Shares	Value
Materials — 1.7%
Chemicals — 1.7%
Ecolab Inc.		9,408	$2,089,987
Real Estate — 1.6%
Equity Real Estate Investment Trusts (REITs) — 1.6%
Equinix Inc.		2,829	1,974,048
Total Investments before Short-Term Investments (Cost — $91,559,140)			122,298,942

Rate
Short-Term Investments — 1.8%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $2,210,555)	0.006%	2,210,555	2,210,555
Total Investments — 100.0% (Cost — $93,769,695)			124,509,497
Other Assets in Excess of Liabilities — 0.0%††			35,352
Total Net Assets — 100.0%			$124,544,849

††	Represents less than 0.1%.
*	Non-income producing security.

See Notes to Financial Statements.

ClearBridge Large Cap Growth ESG ETF 2020 Annual Report	15

Statement of assets and liabilities

November 30, 2020

Assets:
Investments, at value (Cost — $93,769,695)	$124,509,497
Dividends and interest receivable	93,955
Total Assets	124,603,452

Liabilities:
Investment management fee payable	58,603
Total Liabilities	58,603
Total Net Assets	$124,544,849

Net Assets:
Par value (Note 5)	$26
Paid-in capital in excess of par value	94,685,601
Total distributable earnings (loss)	29,859,222
Total Net Assets	$124,544,849

Shares Outstanding	2,550,000

Net Asset Value	$48.84

See Notes to Financial Statements.

16	ClearBridge Large Cap Growth ESG ETF 2020 Annual Report

Statement of operations

For the Year Ended November 30, 2020

Investment Income:
Dividends	$1,385,523
Interest	23,538
Less: Foreign taxes withheld	(389)
Total Investment Income	1,408,672

Expenses:
Investment management fee (Note 2)	897,945
Total Expenses	897,945
Net Investment Income	510,727

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	24,816,779
Change in Net Unrealized Appreciation (Depreciation) From Investments	7,864,336
Net Gain on Investments	32,681,115
Increase in Net Assets From Operations	$33,191,842

See Notes to Financial Statements.

ClearBridge Large Cap Growth ESG ETF 2020 Annual Report	17

Statements of changes in net assets

For the Years Ended November 30,	2020	2019

Operations:
Net investment income	$510,727	$634,824
Net realized gain (loss)	24,816,779	(183,543)
Change in net unrealized appreciation (depreciation)	7,864,336	22,128,122
Increase in Net Assets From Operations	33,191,842	22,579,403

Distributions to Shareholders From (Note 1):
Total distributable earnings	(735,000)	(124,406)
Decrease in Net Assets From Distributions to Shareholders	(735,000)	(124,406)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (1,150,000 and 5,050,000 shares issued, respectively)	41,397,857	166,514,112
Cost of shares repurchased (3,750,000 and 100,000 shares repurchased, respectively)	(141,506,206)	(3,191,433)
Increase (Decrease) in Net Assets From Fund Share Transactions	(100,108,349)	163,322,679
Increase (Decrease) in Net Assets	(67,651,507)	185,777,676

Net Assets:
Beginning of year	192,196,356	6,418,680
End of year	$124,544,849	$192,196,356

See Notes to Financial Statements.

18	ClearBridge Large Cap Growth ESG ETF 2020 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
	2020[1]	2019[1]	2018[1]	2017[1,2]

Net asset value, beginning of year	$37.32	$32.09	$28.80	$25.18

Income from operations:
Net investment income	0.13	0.18	0.16	0.08
Net realized and unrealized gain	11.53	5.66	3.24	3.54
Total income from operations	11.66	5.84	3.40	3.62

Less distributions from:
Net investment income	(0.14)	(0.16)	(0.11)	—
Net realized gains	—	(0.45)	—	—
Total distributions	(0.14)	(0.61)	(0.11)	—

Net asset value, end of year	$48.84	$37.32	$32.09	$28.80
Total return, based on NAV[3]	31.35%	18.80%	11.84%	14.38%

Net assets, end of year (000s)	$124,545	$192,196	$6,419	$2,880

Ratios to average net assets:
Gross expenses	0.59%	0.59%	0.59%	0.59%[4]
Net expenses	0.59	0.59	0.59	0.59 [4]
Net investment income	0.34	0.53	0.52	0.54 [4]

Portfolio turnover rate[5]	21%	21%	20%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 22, 2017 (inception date) to November 30, 2017.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

ClearBridge Large Cap Growth ESG ETF 2020 Annual Report	19

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Large Cap Growth ESG ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks long-term capital appreciation through investing in large-capitalization companies with the potential for high future earnings growth.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply

20	ClearBridge Large Cap Growth ESG ETF 2020 Annual Report

prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

ClearBridge Large Cap Growth ESG ETF 2020 Annual Report	21

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$122,298,942	—	—	$122,298,942
Short-Term Investments†	2,210,555	—	—	2,210,555
Total Investments	$124,509,497	—	—	$124,509,497

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected

22	ClearBridge Large Cap Growth ESG ETF 2020 Annual Report

in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(25,177,794)	$25,177,794

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. As of July 31, 2020, LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, ClearBridge and Western Asset were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July, 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement.

ClearBridge Large Cap Growth ESG ETF 2020 Annual Report	23

Notes to financial statements (cont’d)

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.59% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Legg Mason Investor Services, LLC (“LMIS”) serves as the distributor of Creation Units for the Fund on an agency basis. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

3. Investments

During the year ended November 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$30,990,031
Sales	34,005,570

During the year ended November 30, 2020, in-kind transactions (Note 5) were as follows:

Contributions	$40,186,002
Redemptions	136,846,257
Realized gain (loss)*	25,758,897

*	Net realized gains on redemptions in-kind are not taxable to the remaining shareholders of the Fund.

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Fund Share Transactions on the Statement of Changes in Net Assets. This table

24	ClearBridge Large Cap Growth ESG ETF 2020 Annual Report

represents the accumulation of the Fund’s daily net shareholder transactions while the Statement of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

At November 30, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$93,877,506	$32,092,613	$(1,460,622)	$30,631,991

4. Derivative instruments and hedging activities

During the year ended November 30, 2020, the Fund did not invest in derivative instruments.

5. Fund share transactions

At November 30, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 50,000 shares of the Fund constitute a Creation Unit. Such transactions are made principally on an in-kind basis and, under some circumstances partially on a cash basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$735,000	$97,950
Net long-term capital gains	—	26,456
Total distributions paid	$735,000	$124,406

As of November 30, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$402,720
Deferred capital losses*	(1,175,489)
Unrealized appreciation (depreciation)(a)	30,631,991
Total distributable earnings (loss) — net	$29,859,222

ClearBridge Large Cap Growth ESG ETF 2020 Annual Report	25

Notes to financial statements (cont’d)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

7. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

26	ClearBridge Large Cap Growth ESG ETF 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of ClearBridge Large Cap Growth ESG ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Large Cap Growth ESG ETF (one of the funds constituting Legg Mason ETF Investment Trust, referred to hereafter as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statement of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the three years in the period ended November 30, 2020 and for the period May 22, 2017 (inception date) through November 30, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the three years in the period ended November 30, 2020 and for the period May 22, 2017 (inception date) through November 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

January 19, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge Large Cap Growth ESG ETF 2020 Annual Report	27

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On August 31, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	77,769,249.816	2,378,915.997	12,301,941.595	0
To Approve a New Subadvisory Agreement with ClearBridge Investments, LLC	77,990,714.387	2,170,209.677	12,289,183.344	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	77,913,729.233	2,083,795.858	12,452,582.316	0

28	ClearBridge Large Cap Growth ESG ETF

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

ClearBridge Large Cap Growth ESG ETF	29

Statement regarding liquidity risk management program    (unaudited) (cont’d)

funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

The Committee considered the relationship between the fund’s portfolio liquidity and the way in which, and the prices and spreads at which, the fund’s shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee also considered the effect of the composition of baskets on the overall liquidity of the fund’s portfolio.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that all redemptions in-kind by the fund during the Reporting Period were effected in accordance with the Program.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

30	ClearBridge Large Cap Growth ESG ETF

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Large Cap Growth ESG ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten
Year of birth	1951

Position(s) with Trust	Trustee and Chair

Term of office[1] and length of time served[2]	Since 2014

Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)

Number of funds in fund complex overseen by Trustee	49

Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

ClearBridge Large Cap Growth ESG ETF	31

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

32	ClearBridge Large Cap Growth ESG ETF

Independent Trustees† (cont’d)

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2006)

ClearBridge Large Cap Growth ESG ETF	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer

Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	145
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

34	ClearBridge Large Cap Growth ESG ETF

Additional Officers (cont’d)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira* Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

ClearBridge Large Cap Growth ESG ETF	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective August 6, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

36	ClearBridge Large Cap Growth ESG ETF

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2020:

Record Date:	12/27/2019
Payable Date:	12/31/2019
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%

ClearBridge Large Cap Growth ESG ETF	37

ClearBridge

Large Cap Growth ESG ETF

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Custodian

The Bank of New York Mellon

Transfer agent

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Large Cap Growth ESG ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

ClearBridge Large Cap Growth ESG ETF

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Large Cap Growth ESG ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC Member FINRA, SIPC

ETFF425113 1/21 SR20-4045

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2019 and November 30, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $45,000 in November 30, 2019 and $40,800 in November 30, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in November 30, 2019 and $0 in November 30, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in November 30, 2019 and $0 in November 30, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason ETF Investment Trust, were $0 in November 30, 2019 and $0 in November 30, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for November 30, 2019 and November 30, 2020; Tax Fees were 100% and 100% for November 30, 2019 and November 30, 2020; and Other Fees were 100% and 100% for November 30, 2019 and November 30, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $197,570 in November 30, 2019 and $707,834 in November 30, 2020.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 22, 2021
By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	January 22, 2021